                                                                Exhibit 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       ANHEUSER-BUSCH COMPANIES, INC.
              FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2002
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I am the Vice President and Chief Financial Officer of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-K/A of the Company for the year ended December 31, 2002 and filed with the Securities and Exchange Commission ("Form 10-K/A"). Pursuant to Rule 15d-21 promulgated under the Securities Exchange Act of 1934, as amended, the Form 10-K/A sets forth audited financial statements of the Anheuser-Busch Deferred Income Stock Purchase & Savings Plan, the Anheuser-Busch Deferred Income Stock Purchase & Savings Plan (For Employees Covered by a Collective Bargaining Agreement) and the Anheuser-Busch Deferred Income Stock Purchase & Savings Plan (For Certain Hourly Employees of Anheuser-Busch Companies, Inc. and its Subsidiaries) (the "Plans").

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, the Form 10-K/A fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Plans.


Date: September 25, 2003

                                           /s/ W. Randolph Baker
                                           --------------------------------
                                           W. Randolph Baker
                                           Vice President and
                                           Chief Financial Officer
                                           Anheuser-Busch Companies, Inc.